Exhibit 99.1
--------------------------------------------------------------------------------
CASE NAME:        INFORMATION MANAGEMENT ASSOCIATES, INC.
--------------------------------------------------------------------------------
CASE NUMBER:      00-33268                                      ACCRUAL BASIS
--------------------------------------------------------------------------------
JUDGE:            Lorraine Murphy Weil
--------------------------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                          MONTH ENDING - OCTOBER, 2000



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Michael P. McGroarty                              Chief Operating Officer
----------------------------------------           -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

    Michael P. McGroarty                                      11/22/00
----------------------------------------           -----------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                           DATE



PREPARER:

                                                      Senior Vice President
/s/ Sheldon A. Paul                                 Finance and Administration
----------------------------------------           -----------------------------
    ORIGINAL SIGNATURE OF PREPARER                             TITLE

    Sheldon A. Paul                                           11/22/00
----------------------------------------           -----------------------------
       PRINTED NAME OF PREPARER                                DATE

NAME :        INFORMATION MANAGEMENT ASSOCIATES, INC.
              CASE NUMBER :00-33268

              COMPARATIVE BALANCE SHEET

                                                        Schedule
                                                         Amount
                                                         ------
    ASSETS                                             July 24, 2000    August 31, 2000    September 30, 2000      October 31, 2000
                                                       -------------    ---------------    ------------------      ----------------
 1  UNRESTRICTED CASH                                  $     745,751    $       612,061    $          456,377      $        231,179
 2  RESTRICTED CASH                                          414,160            414,160               420,831               312,197
                                                       -------------    ---------------    ------------------      ----------------
 3    TOTAL CASH                                           1,159,911          1,026,221               877,208               543,376
                                                       -------------    ---------------    ------------------      ----------------
 4  ACCOUNTS RECEIVABLE(NET)                                 659,117            946,711               809,405             1,176,138
 5  INVENTORY                                                 44,647             44,647                44,647                38,486
 6  NOTES RECEIVABLE                                             -                  -                     -                     -
 7  PREPAID EXPENSES                                         362,117            352,493               295,634               298,699
 8  OTHER                                                  9,645,433          9,739,833             9,480,673             9,375,076
                                                       -------------    ---------------    ------------------      ----------------
 9    TOTAL CURRENT ASSETS                                11,871,224         12,109,905            11,507,567            11,431,775
                                                       -------------    ---------------    ------------------      ----------------
10  PROPERTY, PLANT&EQUIPMENT                             10,084,459         10,089,949            10,089,949            10,093,194
11  LESS:ACCUMLATED DEPRECIATION                          (8,463,070)        (8,544,712)           (8,624,309)           (8,702,998)
                                                       -------------    ---------------    ------------------      ----------------
12    NET PROPERTY , PLANT & EQUIPMENT                     1,621,389          1,545,237             1,465,640             1,390,196
13  DUE FROM INSIDERS
14  OTHER ASSETS-NET OF AMORTIZATION                       2,520,898          2,482,436             2,480,593             2,468,320
15  OTHER                                                    182,666            164,705               143,695               141,290
                                                       -------------    ---------------    ------------------      ----------------
16    TOTAL ASSETS                                     $  16,196,176    $    16,302,283    $       15,597,495      $     15,431,581
                                                       =============    ===============    ==================      ================

    LIABILITIES & STOCKHOLDERS' EQUITY
    POSTPETITION LIABILITIES
17  ACCOUNTS PAYABLE                                   $         -      $       305,570    $          217,437      $        291,605
18  TAXES PAYABLE                                                -                  -                     -                     -
19  NOTES PAYABLE                                                -                  -                     -                     -
20  PROFESSIONAL FEES                                            -                  -                     -                     -
21  SECURED DEBT                                                 -                  -                     -                     -
22  OTHER                                                        -                  -                     -                     -
                                                       -------------    ---------------    ------------------      ----------------
23    TOTAL POST PETITION LIABILTIES                             -              305,570               217,437               291,605
                                                       -------------    ---------------    ------------------      ----------------
    PREPETITION LIABILITIES
24  SECURED DEBT                                             133,261            103,062               102,151               102,151
    TAXES PAYABLE                                            305,905            301,610               239,135               234,848
25  PRIORITY DEBT                                                -                  -                     -                     -
26  UNSECURED DEBT                                         3,470,818          3,470,818             3,470,818             3,487,929
    DEFERRED MAINTENANCE REVENUES                          3,440,007          3,003,853             2,701,332             2,270,147
27  OTHER                                                    945,206            802,722               610,287               674,366
                                                       -------------    ---------------    ------------------      ----------------
28    TOTAL PREPETITION LIABILTIES                         8,295,197          7,682,065             7,123,723             6,769,441
                                                       -------------    ---------------    ------------------      ----------------
29    TOTAL LIABILITIES                                    8,295,197          7,987,635             7,341,160             7,061,046
                                                       -------------    ---------------    ------------------      ----------------
    EQUITY
30  PREPETITION OWNER'S EQUITY                             7,900,980          7,900,980             7,900,980             7,900,980
31  POSTPETITION CUMULATIVE PROFIT(LOSS)                         -              413,668               616,070               723,949
    FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                                                     (260,715)             (254,394)
32  DIRECT CHARGES TO EQUITY                                     -                  -                     -                     -
                                                       -------------    ---------------    ------------------      ----------------
33    TOTAL EQUITY                                         7,900,980          8,314,648             8,256,335             8,370,535
                                                       -------------    ---------------    ------------------      ----------------
34    TOTAL LIABILITIES & OWNERS EQUITY                $  16,196,177    $    16,302,283    $       15,597,495      $     15,431,581
                                                       =============    ===============    ==================      ================

NAME :        INFORMATION MANAGEMENT ASSOCIATES, INC.
              CASE NUMBER :00-33268


              SCHEDULES FOR COMPARATIVE BALANCE SHEET


                                                Schedule
                                                 Amount          Month            Month              Month              Month
                                              July 24, 2000  July 31, 2000    August 31, 2000  September 30, 2000   October 31, 2000
                                              -------------  -------------    ---------------  ------------------   ----------------
#8   OTHER ASSETS
     ------------
     DUE FROM SUBSIDIARY-FRANCE                $    (340,671)  $    (340,671)    $      (340,671) $         (297,224)   $  (294,065)
     DUE FROM SUBSIDIARY-AUSTRALIA                   374,203         374,203             374,203             366,274        246,947
     DUE FROM SUBSIDIARY-UNITED KINGDOM            9,249,494       9,249,494           9,343,897           9,099,024      9,109,596
     DUE FROM SUBSIDIARY-GERMANY                     362,407         362,407             362,405             312,599        312,598
                                               -------------------------------------------------------------------------------------
                                               $   9,645,433   $   9,645,433     $     9,739,833  $        9,480,673    $ 9,375,076
                                               =====================================================================================
#14  OTHER ASSETS-NET OF AMORTIZATION
     ---------------------------------
     GOODWILL                                  $     168,322   $     168,322     $       165,676  $          163,030    $   160,385
     PURCHASED RESEARCH & DEVELOPMENT                308,937         308,937             270,321             231,703        193,086
     DEPOSITS                                         81,576          81,576              84,376             123,797        152,786
     INVESTMENT IN IMA, UK LTD.                      233,000         233,000             233,000             233,000        233,000
     INVESTMENT IN MITSUCON TECNOLOGIA SA          1,729,063       1,729,063           1,729,063           1,729,063      1,729,063
                                               -------------------------------------------------------------------------------------
                                               $   2,520,898   $   2,520,898     $     2,482,436  $        2,480,593    $ 2,468,320
                                               =====================================================================================
#15  OTHER-ASSETS
     ------------
     NOTE RECEIVABLE-MITSUCON TECHNOLOGIA SA   $     182,666   $     182,666     $       164,705  $          143,695    $   141,290
                                               =====================================================================================

     PREPETITION TAXES PAYABLE
     GENERAL INCOME TAX RESERVE                $     167,188   $     167,188     $       167,188  $          104,713    $   100,370
     GENERAL SALES TAX RESERVE                       146,165         146,165             146,165             146,165        145,131
     STATE SALES TAXES PAYABLE                        (7,448)        (11,743)            (11,743)            (11,743)       (10,653)
                                               -------------------------------------------------------------------------------------
                                               $     305,905   $     301,610     $       301,610  $          239,135    $   234,848
                                               =====================================================================================
#27  OTHER LIABILITIES
     -----------------
     ACCRUED COMPENSATION                      $     383,853   $     383,853     $       291,378  $          308,937    $   334,457
     ACCRUED EXPENSES                                172,748         173,886              99,652            (98,970)        (56,273)
     ACCRUED RENT                                    251,590         251,590             274,677             263,319        259,182
     ACCRUED INTEREST                                137,015         137,015             137,015             137,000        137,000
                                               -------------------------------------------------------------------------------------
                                               $     945,206   $     946,344     $       802,722  $          610,286    $   674,366
                                               =====================================================================================

NAME :        INFORMATION MANAGEMENT ASSOCIATES, INC.
              CASE NUMBER :00-33268


        INCOME STATEMENT                                          Month                     Month                  Month
                                                             August 31, 2000          September 30, 2000      October 31, 2000
                                                             ---------------          ------------------      --------------------
     1  GROSS REVENUES                                      $      1,036,119          $          964,481      $          1,003,220
        ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                     84,754                         -                      28,654
     2  LESS:RETURNS AND ALLOWANCES                                      -                           -                         -
                                                            ----------------          ------------------      --------------------
     3    NET REVENUE                                              1,120,873                     964,481                 1,031,874
                                                            ----------------          ------------------      --------------------
        COST OF GOODS SOLD:
     4  MATERIAL                                                         -                           -                        -
     5  DIRECTLABOR                                                      -                           -                        -
     6  DIRECT OVERHEAD- 3RD PARTY COSTS                              31,206                       6,080                   28,378
                                                            ----------------          ------------------      --------------------
     7  TOTAL COST OF GOODS SOLD                                      31,206                       6,080                   28,378
                                                            ----------------          ------------------      --------------------
     8  GROSS PROFIT                                               1,089,667                     958,401                1,003,496
                                                            ----------------          ------------------      --------------------
        OPERATING EXPENSES:
     9  OFFICER/INSIDER COMPENSATION                                 152,369                     139,051                  195,461
    10  SELLING AND MARKETING                                         97,509                     124,267                   81,740
    11  GENERAL AND ADMINISTRATIVE                                   464,985                     360,185                  533,377
    12  RENT AND LEASE                                                19,096                      17,158                   18,897
    13  OTHER                                                            -                           -                        -
                                                            ----------------          ------------------      --------------------
    14  TOTAL OPERATING EXPENSE                                      733,959                     640,661                  829,475
                                                            ----------------          ------------------      --------------------
    15  INCOME BEFORE NON-OPERATING INCOME AND EXPENSE               355,708                     317,740                  174,021
                                                            ----------------          ------------------      --------------------
        OTHER INCOME  INCOME AND EXPENSE:
    16  NON OPERATING INCOME - INTEREST/OTHER                         (3,622)                     (8,393)                 (59,407)
    17  NON OPERATING EXPENSE                                            -                           -                        -
    18  INTEREST EXPENSE                                               2,417                       2,873                      590
    19  DEPRECIATION EXPENSE                                          67,341                      65,673                   64,966
    20  AMORTIZATION                                                  55,564                      55,186                   54,993
    21  OTHER                                                            -                           -                        -
                                                            ----------------          ------------------      --------------------
    22  NET OTHER INCOME AND EXPENSE                                 121,699                     115,339                   61,142
        REORGANIZATION EXPENSE:
    23  PROFESSIONAL FEES                                                -                           -                        -
    24  US TRUSTEE FEES                                                  -                           -                      5,000
    25  OTHER                                                            -                           -                        -
                                                            ----------------          ------------------      --------------------
    26  TOTAL REORGANIZATION EXPENSE                                     -                           -                      5,000
                                                            ----------------          ------------------      --------------------
    27  INCOME TAX                                                       -                           -                        -
                                                            ----------------          ------------------      --------------------
    28  NET PROFIT                                          $        234,009          $          202,401      $           107,879
                                                            ================          ==================      =====================

NAME :        INFORMATION MANAGEMENT ASSOCIATES, INC.
              CASE NUMBER :00-33268


              CASH RECEIPTS AND DISBURSEMENTS                             Month                Month                  Month
                                                                     August 31, 2000    September 30, 2000      October 31, 2000
                                                                     ---------------    ------------------      -------------------
           1  CASH-BEGINNING OF MONTH                                $     1,374,372    $        1,026,221      $           877,208
                                                                     ---------------    ------------------      -------------------
              RECEIPTS FROM OPERATIONS
           2  CASH SALES                                                        -                      -                        -
              COLLECTION OF ACCOUNTS RECEIVABLE
           3  PREPETITION                                                    503,785               371,815                    9,175
           4  POST PETITION                                                      -                 510,680                  362,048
                                                                     ---------------    ------------------      -------------------
           5  TOTAL OPERATING RECEIPTS                                       503,785               882,495                  371,223
                                                                     ---------------    ------------------      -------------------
              NON-OPERATING RECEIPTS
           6  LOANS AND ADVANCES
           7  SALE OF ASSETS
           8  OTHER                                                           14,411                10,294                  173,971
                                                                     ---------------    ------------------      -------------------
           9  TOTAL NON OPERATING RECEIPTS                                    14,411                10,294                  173,971
                                                                     ---------------    ------------------      -------------------
          10  TOTAL RECEIPTS                                                 518,196               892,789                  545,195
                                                                     ---------------    ------------------      -------------------
          11  TOTAL CASH AVAILABLE                                         1,892,568             1,919,010                1,422,403
                                                                     ---------------    ------------------      -------------------
              OPERATING DISBURSEMENTS
          12  NET PAYROLL                                                    371,302               384,177                  399,086
          13  PAYROLL TAXES PAID                                             190,576               184,487                  158,071
          14  SALES, USE & OTHER TAXES PAID                                    4,345                31,215                    3,628
          15  SECURED/RENTAL/LEASES                                           33,542                70,908                   41,533
          16  UTILITIES                                                       14,741                56,953                   50,071
          17  INSURANCE                                                       85,719                44,300                   36,108
          18  INVENTORY PURCHASES                                                -                     -                        -
          19  VEHICLE EXPENSES                                                   -                     -                        -
          20  TRAVEL                                                         127,416               159,760                  101,024
          21  ENTERTAINMENT                                                      -                     -                        -
          22  REPAIRS AND MAINTENANCE                                            653                    16                      -
          23  SUPPLIES                                                           209                 1,313                      -
          24  ADVERTISING                                                      4,117                   778                      -
          25  OTHER                                                           33,727               107,895                   84,506
                                                                     ---------------    ------------------      -------------------
          26  TOTAL OPERATING DISBURSEMENTS                                  866,347             1,041,802                  874,027
                                                                     ---------------    ------------------      -------------------
              TOTAL REORGANIZATION EXPENSE
          27  PROFESSIONAL FEES                                                  -                     -                        -
          28  US TRUSTEE FEES                                                    -                     -                      5,000
          29  OTHER                                                              -                     -                        -
                                                                     ---------------    ------------------      -------------------
          30  TOTAL REORGANIZATION EXPENSE                                       -                     -                      5,000
                                                                     ---------------    ------------------      -------------------
          31  TOTAL DISBURSEMENTS                                            866,347             1,041,802                  879,027
                                                                     ---------------    ------------------      -------------------
          32  NET CASH FLOW                                                 (348,151)             (149,013)                (333,832)
                                                                     ---------------    ------------------      -------------------
          33  CASH - END OF MONTH                                    $     1,026,221    $          877,208      $           543,376
                                                                     ===============    ==================      ===================

NAME :        INFORMATION MANAGEMENT ASSOCIATES, INC.
              CASE NUMBER :00-33268


   ACCOUNTS RECEIVABLE AGING:                   Month              Month                  Month                      Month
                                            July 31, 2000     August 31, 2000      September 30, 2000          October 31, 2000
                                     -----------------------------------------------------------------------------------------------
1  0-30 DAYS                          $             57,125    $       301,413    $               659,095    $               246,637
2  31-60 DAYS                                      701,632            547,641                    322,308                    955,824
3  61-90 DAYS                                       73,534            345,678                    280,147                    291,605
4  91+ DAYS                                      4,898,403          3,764,610                  2,304,559                  2,379,948
                                      --------------------    ---------------    -----------------------    -----------------------
5  TOTAL ACCOUNTS RECEIVABLE                     5,730,694          4,959,342                  3,566,109                  3,874,014
   OTHER ACCOUNTS RECEIVABLE                     1,417,897          1,747,343                    853,696                    862,524
6  AMOUNT CONSIDERED UNCOLLECTABLE              (6,430,768)        (5,759,974)                (3,610,400)                (3,560,400)
                                      --------------------    ---------------    -----------------------    -----------------------
7  ACCOUNTS RECEIVABLE(NET)           $            717,824    $       946,711    $               809,405    $             1,176,138
                                      ====================    ===============    =======================    =======================

   AGING OF POST PETITION TAXES AND PAYABLES:

   TAXES PAYABLE:                                           0-30 DAYS        31-60 DAYS         61-90 DAYS              91+ DAYS
                                                            ---------        ----------         ----------              --------
1  FEDERAL                                                $         -       $         -        $         -      $                -
2  STATE                                                            -                 -                  -                       -
3  LOCAL                                                            -                 -                  -                       -
4  OTHER                                                            -                 -                  -                       -
                                                          -------------     -------------       ------------     -------------------
5  TOTAL TAXES PAYABLE                                    $         -       $         -        $         -      $                -

6  ACCOUNTS PAYABLE:                                      $     202,958     $      88,781      $      (134)     $                -
                                                          =============     =============      =============    ====================



   AGING OF POST PETITION TAXES AND PAYABLES (continued):

   TAXES PAYABLE:                                                  TOTAL
                                                                   -----
1  FEDERAL                                               $              -
2  STATE                                                                -
3  LOCAL                                                                -
4  OTHER                                                                -
                                                          -------------------
5  TOTAL TAXES PAYABLE                                   $              -

6  ACCOUNTS PAYABLE:                                     $          291,605
                                                         ====================



              STATUS OF POSTPETITION TAXES:

                                                     BEGIN TAX     AMOUNT W/H OR
        FEDERAL                                      LIABILITY     ACCRUED             AMOUNT PAID          ENDING TAX LIABILITY
        -------                                    -----------------------------------------------------------------------------
      1 WITHHOLDING                                  $       -     $       87,688      $         87,688     $                -
      2 FICA EMPLOYEE                                        -     $       24,168      $         24,168                      -
      3 FICA EMPLOYER                                        -     $       24,168      $         24,168                      -
      4 UNEMPLOYMENT                                         -     $          107      $            107                      -
      5 INCOME                                               -     $          -        $            -                        -
      6 OTHER                                                -     $          -        $            -                        -
      7 TOTAL FEDERAL TAXES                         ------------   --------------      ----------------     ---------------------
                                                             -     $      136,131      $        136,131                      -
                                                    ------------   --------------      ----------------     ---------------------

        STATE AND LOCAL
        ---------------

      8 WITHHOLDING                                          -             21,208                21,208                      -
      9 SALES                                              3,662          (10,687)                3,628)                 (10,653)
     10 EXCISE                                               -                -                     -                        -
     11 UNEMPLOYMENT                                         -                394                   394                      -
     12 REAL PROPERTY                                        -                -                     -                        -
     13 PERSONAL PROPERTY                                 15,587            2,460                   -                     18,047
     14 OTHER                                                -                337                   337                      -
     15 TOTAL STATE AND LOCAL                       -------------  ---------------     -----------------    ----------------------
     16 TOTAL TAXES                                       19,249           13,712                25,567                    7,394
                                                    -------------  ---------------     -----------------    ----------------------
                                                    $     19,249   $      149,843      $        161,698     $              7,394
                                                    =============  ===============     ================     ======================


NAME :        INFORMATION MANAGEMENT ASSOCIATES, INC.
              CASE NUMBER :00-33268


              BANK RECONCILIATIONS:                              MONTH:          October-00

                                                               ACCOUNT #1          ACCOUNT #2         ACCOUNT #3        ACCOUNT #4
                                                               ----------          ----------         ----------        ----------

A             BANK                                           PEOPLES BANK     PEOPLES BANK          PEOPLES BANK     PEOPLES BANK

B             ACCOUNT NUMBER:                                048-7035708      064-7002287           048-7040507      064-7002279
                                                                                                    IMA DIP

C             PURPOSE(TYPE)                                  IMA CUSTODIAL    IMA OPERATING         OPERATING        IMA PAYROLL
                                                             ACCOUNT          ACCOUNT # 1           ACCOUNT # 2      ACCOUNT # 1
              ----------------------------------------------------------------------------------------------------------------------

           1  BALANCE PER BANK STATEMENT                     $          -     $        26,638       $      256,909   $          -
           2  ADD:TOTAL DEPOSITS NOT CREDITED                           -                  -                   -                -
           3  SUBTRACT:OUTSTANDING CHECKS                               -              (2,048)             (34,991)         (14,539)
           4  OTHER RECONCILING ITEMS                                   -                 -                    -              1,030
                                                                              ---------------       --------------   ---------------
           5  MONTH END BALANCE PER BOOKS                    $          -     $        24,590       $      221,918   $      (13,509)
                                                                              ===============       ==============   ===============
              DIFFERENCE                                                                  -                    -                -
           6  NUMBER OF LAST WRITTEN CHECK                                           032661             033196            35702



              BANK RECONCILIATIONS:                              MONTH:           October-00

                                                                   ACCOUNT #5       ACCOUNT #6        ACCOUNT #7
                                                                   ----------       ----------        ----------
                                                                PEOPLES BANK      PEOPLES BANK     ALEX BROWN

A             BANK                                              048-7040515       048-7040523      24836526 *

B             ACCOUNT NUMBER:                                   IMA DIP PAYROLL   IMA DIP  TAX     IMA RESTRICTED
C             PURPOSE(TYPE)                                     ACCOUNT # 2       ACCOUNT          ACCOUNT
              ----------------------------------------------------------------------------------------------------------------------

           1  BALANCE PER BANK STATEMENT                     $          -        $        1,992     $     312,197
           2  ADD:TOTAL DEPOSITS NOT CREDITED                           -                   -                 -
           3  SUBTRACT:OUTSTANDING CHECKS                            (3,806)                -                 -
           4  OTHER RECONCILING ITEMS                                    (6)                -                 -
                                                             ---------------     --------------     -------------
           5  MONTH END BALANCE PER BOOKS                    $       (3,812)     $        1,992     $     312,197
                                                             ================     ==============     =============
              DIFFERENCE                                               (0)                  -                 -
           6  NUMBER OF LAST WRITTEN CHECK                        035757            1008               N/A









              INVESTMENT ACCOUNTS:
                                                                     DATE OF       TYPE OF     PURCHASE    CURRENT
              BANK ACCOUNT NAME & NUMBER                            PURCHASE    INVESTMENT      PRICE       VALUE
                                                                    -----------------------------------------------
           7                None                                                               $      -    $      -
           8                None                                                                      -           -
           9                None                                                                      -           -
          10                None                                                                      -           -
                                                                                               ----------  ----------
          11  TOTAL INVESTMENT                                                                 $      -    $      -
                                                                                               ==========  ==========



              CASH:

          12  CURRENCY ON HAND                                        None
          13  TOTAL CASH - END OF MONTH                             $ 543,376
                                                                    =========

NAME:  INFORMATION MANAGEMENT ASSOCIATES, INC.
     CASE NUMBER :00-33268


     PAYMENTS TO INSIDERS AND PROFESSIONALS:       MONTH          October-00

                                                            INSIDERS
------------------------------------------------------------------------------------------------------------------------------
                                                                                              COMPENSATION
                                                                           ---------------------------------------------------
                                                            TRAVEL                                   ADVISORY
     NAME                             TYPE OF PAYMENT   REIMBURSEMENTS    PAYROLL    COMMISSIONS       FEES          EXECUTORY
                                                       -----------------------------------------------------------------------
     1 PAUL SCHMIDT                                     $         -     $     -                      $   -
     2 TOM HILL                                                   -           -                          -
     3 DAVID CALLARD                                              -           -                          -
     4 DON MILLER                                                 -           -                          -              25,000
     5 PAUL FREDERICK                                             471      15,417                                       12,500
     6 MIKE MCGROARTY                                             300      13,334                                       12,500
     7 SHELDON PAUL                                                32      12,500                                       24,000
     8 KEN BOIN                                                   745      10,417
     9 ROGER BEARD                                              1,599      10,833
    10 ROB CHASE                                                  -        13,000                                       24,960
    11 MARIO FERRAIRO                                             672      12,500          8,500
    12 JIM ANDERSON                                               -           -              -
                                                       -----------------------------------------------------------------------
    13 TOTAL PAYMENT TO INSIDERS                       $        3,819   $  88,001    $     8,500     $   -        $     98,960
                                                       ==============   =========    ===========     =======      ============


                                                       TOTAL PAID        TOTAL PAID
     NAME                                              THIS MONTH         TO DATE

     1 PAUL SCHMIDT                                   $     -           $       500
     2 TOM HILL                                             -           $       500
     3 DAVID CALLARD                                        -           $       500
     4 DON MILLER                                         25,000        $    26,000
     5 PAUL FREDERICK                                     28,388        $    90,775
     6 MIKE MCGROARTY                                     26,134        $    93,902
     7 SHELDON PAUL                                       36,532        $    63,017
     8 KEN BOIN                                           11,162        $    35,576
     9 ROGER BEARD                                        12,432        $    38,756
    10 ROB CHASE                                          37,960        $    74,911
    11 MARIO FERRAIRO                                     21,672        $    24,556
    12 JIM ANDERSON                                         -           $    65,166
                                                      -----------------------------
                                                      $  199,280        $   514,159
                                                      ==========        ===========
    13 TOTAL PAYMENT TO INSIDERS






                                                      PROFESSIONALS
     ------------------------------------------------------------------------------------------------------------------------------
                                                                                                             TOTAL
     NAME                                 DATE OF COURT                                       TOTAL PAID   INCURRED &
                                      AUTHORIZING PAYMENT   AMOUNT APPROVED   AMOUNT PAID      TO DATE       UNPAID
     1 NONE                                                                           -             -             -
     2                                                                                -             -             -
     3                                                                                -             -             -
     4                                                                                -             -             -
     5                                                                                -             -             -
                                                                              -----------    ----------    ----------
     6 TOTAL PAYMENT TO PROFESSIONALS                                         $       -      $      -      $      -
                                                                              ===========    ==========    ==========



                           POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
     ------------------------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULED
     NAME OF CREDITOR                                           MONTHLY PAYMENT   AMOUNTS PAID     TOTAL UNPAID
                                                                      DUE       DURING THE MONTH   POSTPETITION    DATE PAID

     1 IRVINE INDUSTRIAL COMPANY(ASSIGNED TO T-TECH LABS, INC)     $       -       $        -      $        -
     2 CROWN POINTE LLC                                                    -                -               -
     3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                        -                -               -
     4 FINOVA LOAN ADMINISTRATION                                        1,295              -             1,295
     5 BSB LEASING (FORMERLY AMERILEASE)                                 4,037            6,324             -
     6 INTEL FINANCIAL SERVICES                                          4,619              -             4,619
     7 IOS CAPITAL                                                       4,595              -             4,595
     9 LUCENT TECHNOLOGIES                                              16,385           19,865             -
    10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)                    -                                -
    11 IBM CORPORATION                                                   1,574            1,574             -
    12 T-TECH HOLDING CO.                                               11,967              -            11,967
       TOTAL                                                                       -------------   -------------
                                                                                   $     27,763    $     22,476
                                                                                   =============   =============



-----------------------------------------------------------------------------------------------------------------------------------
CASE NAME:               INFORMATION MANAGEMENT ASSOCIATES, INC.                CASE NUMBER: 00-33268              ACCRUAL BASIS
-----------------------------------------------------------------------------------------------------------------------------------


---------------------
   QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   YES       NO
-----------------------------------------------------------------------------------------------------------------------------------
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                      X
-----------------------------------------------------------------------------------------------------------------------------------
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSESSION ACCOUNT?                                   X
-----------------------------------------------------------------------------------------------------------------------------------
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                      X
-----------------------------------------------------------------------------------------------------------------------------------
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIBILITIES THIS REPORTING PERIOD?                                               X
-----------------------------------------------------------------------------------------------------------------------------------
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                                    X
-----------------------------------------------------------------------------------------------------------------------------------
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                               X
-----------------------------------------------------------------------------------------------------------------------------------
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                               X
-----------------------------------------------------------------------------------------------------------------------------------
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                           X
-----------------------------------------------------------------------------------------------------------------------------------
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                                 X
-----------------------------------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                    X
-----------------------------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                                       X
-----------------------------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                                         X
-----------------------------------------------------------------------------------------------------------------------------------


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


---------------------
INSURANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   YES       NO
-----------------------------------------------------------------------------------------------------------------------------------
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?                  X
-----------------------------------------------------------------------------------------------------------------------------------
2. ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                                                                         X
-----------------------------------------------------------------------------------------------------------------------------------
3. PLEASE ITEMIZE BELOW.
-----------------------------------------------------------------------------------------------------------------------------------


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                        INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              PAYMENT AMOUNT
       TYPE OF POLICY                        CARRIER                     PERIOD COVERED                       & FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
